Earnings Per Share	12 Months Ended
May. 31, 2015
Earnings Per Share

NOTE K — EARNINGS PER SHARE

The following table sets forth the reconciliation of the numerator and denominator of basic and diluted earnings per share, as calculated using the two-class method for the years ended May 31, 2015, 2014 and 2013:

Year Ended May 31,	2015	2014	2013
(In thousands, except per share amounts)
Numerator for earnings per share:
Net income attributable to RPM International Inc. stockholders	$239,484	$291,660	$98,603
Less: Allocation of earnings and dividends to participating securities	(4,954)	(6,366)	(1,999)

Net income available to common shareholders - basic	234,530	285,294	96,604
Add: Undistributed earnings reallocated to unvested shareholders	18	29	(3)
Add: Income effect of contingently issuable shares	5,374	2,493	—

Net income available to common shareholders - diluted	$239,922	$287,816	$96,601

Denominator for basic and diluted earnings per share:
Basic weighted average common shares	129,933	129,438	128,956
Average diluted options	1,082	1,003	845
Net issuable common share equivalents (1)	3,878	1,847	—

Total shares for diluted earnings per share	134,893	132,288	129,801

Earnings Per Share of Common Stock Attributable to RPM International Inc. Stockholders:
Basic Earnings Per Share of Common Stock	$1.81	$2.20	$0.75

Diluted Earnings Per Share of Common Stock	$1.78	$2.18	$0.74

(1)	For the years ended May 31, 2015 and 2014, represents the number of shares that would be issued if our contingently convertible notes were converted. We include these shares in the calculation of diluted EPS as the conversion of the notes may be settled, at our election, in cash, shares of our common stock, or a combination of cash and shares of our common stock.

For the years ended May 31, 2015, 2014 and 2013, approximately 2,871,000, 3,057,000 and 3,095,000 shares of stock, respectively, granted under stock-based compensation plans were excluded from the calculation of diluted EPS, as the effect would have been anti-dilutive.